Exhibit 99.1

September 27, 2010

EXPLORATION NEWS RELEASE

EL GALLO CONTINUES TO EXPAND IN MULTIPLE DIRECTIONS
116.5 GPT SILVER OVER 50.5 METERS

UPDATED RESOURCE ESTIMATE DUE IN 4 WEEKS

TORONTO, ONTARIO (SEPTEMBER 27, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from 18 new core holes at the El Gallo Project in Sinaloa State, Mexico. These results expanded the mineralization to the South, continued to fill in a large gap between the Main and North Zone and successfully expanded key areas of lower grade. The best expansion holes returned 3.4 ounces of silver per ton (opt) over 165.5 feet (ft) [(116.5 grams per tonne (gpt) over 50.5 meters (m)] and 2.2 opt silver over 124.3 ft (77.1 gpt over 37.9 m).

“Five core and two percussion drills are now operating at El Gallo in order to quickly test the ultimate size of this discovery. The results contained in this news release continue to demonstrate that the deposit is growing in multiple directions and that there is good potential to discover additional ounces. We are also excited by several early stage prospects in the area where drilling has commenced and results will be released in the coming weeks,” stated Rob McEwen, Chairman and CEO.

Main Zone Expanded to the South

2.2 opt Silver over 124.3 ft (77.1 gpt over 37.9 m)

Three holes successfully expanded the Main Zone to the South (Fig. 1 & 3). Results from GAX-210 are particularly encouraging as this hole encountered two intercepts that were considerably wider than US Gold’s geologists anticipated. The success of this hole has opened up new areas further south and west, where there is potential to expand the zone. Drilling is now focused on extending the mineralization in both directions.  Highlights from these holes are shown below:

Hole #	Silver	Length	From	Silver	Length	From
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-204	2.9	31.8	63.3	100.2	9.7	19.3
Including	11.8	6.2	70.0	406.0	1.9	21.4

GAX-210	2.4	48.9	127.3	81.2	14.9	38.8
Including	5.0	17.6	127.3	171.7	5.4	38.8
And	2.2	124.3	212.4	77.1	37.9	64.8
Including	7.0	9.8	212.4	239.6	3.0	64.8
Including	4.4	24.8	312.0	152.1	7.6	95.1

GAX-221	2.3	85.3	9.2	79.3	26.0	2.8
Including	25.9	5.6	9.2	888.5	1.7	2.8

Drilling Confirms Continuity Between Main and North Zones

3.4 opt Silver over 165.5 ft (116.5 gpt over 50.5 m)

One of the objectives at El Gallo this year has been to test if there is continuity between the Main and North Zones (Fig. 1 & 4). This drilling has demonstrated that the zones connect, forming a flat lying zone that is situated near surface. The best hole from this area encountered a significant intersection of mineralization returning 3.4 opt Silver over 165.5 ft (116.5 gpt over 50.5 m). These results are important because not only will it enlarge the size of the resource, but it increases management’s confidence that the area can be mined as one enlarged open pit, potentially enhancing the projects economics. Results are highlighted below:

Hole #	Silver	Length	From	Silver	Length	From
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-212	3.6	28.3	77.3	122.8	8.6	23.6
Including	15.4	3.3	83.3	529.0	1.0	25.4

GAX-216	2.7	39.0	117.9	92.0	11.9	36.0
Including	13.5	6.1	149.3	462.9	1.9	45.5

GAX-218	4.6	12.3	76.6	158.2	3.8	23.4

GAX-222	2.3	80.9	249.3	79.3	24.7	76.0
Including	5.8	7.2	303.0	199.6	2.2	92.4
Including	29.5	1.0	329.2	1,010.0	0.3	100.4

GAX-223	3.4	165.5	80.1	116.5	50.5	24.4
Including	9.8	36.7	114.8	336.0	11.2	35.0

Lower Grade Enhancing El Gallo’s Value

Ongoing drilling has identified a number of areas containing low-grade mineralization. This material has the potential to enhance El Gallo’s value: 1) initial column leach testing on this material returned positive silver recoveries with new tests confirming these results and, 2) it is believed that much of the low-grade would have to be removed from the pit in order to access the better grades. Thus, there are minimal additional costs associated with mining this material before it is processed. New results from the east end of the Main Zone and in the Southwest Zone have successfully expanded this style of mineralization. This material will be included in the upcoming resource estimate and should have a positive impact on the total number of ounces.

Hole #	Silver	Length	From	Silver	Length	From
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-198	0.9	43.1	2.6	29.6	13.2	0.8

GAX-206	1.0	87.9	151.2	35.1	26.8	46.1

GAX-207	1.5	75.1	226.7	52.2	22.9	69.1

GAX-215	1.5	22.6	0.0	51.5	6.9	0.0

GAX-217	1.0	42.5	10.0	33.3	13.0	3.1

Resource Estimate & Preliminary Economic Assessment Update

An updated NI 43-101 compliant resource estimate for El Gallo is scheduled to be released near the end of October. This new estimate will look to build upon the initial study that was published on July 6, 2010. Also, work continues to progress on the El Gallo Preliminary Economic Assessment due at the end of the year. This study will also evaluate the feasibility of mining gold and silver mineralization from Magistral and Palmarito and shipping it to a central processing facility.

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. The El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 18 new core holes from El Gallo see Table 1. To view all 220 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

ABOUT US GOLD (www.usgold.com)

US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. US Gold explores for gold and silver in the Americas, has an exciting silver discovery called El Gallo in Mexico, and is advancing its Gold Bar Project in Nevada towards production. US Gold has a strong treasury and is debt free. The company’s shares are listed on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG, trading 1.2 million shares daily. US Gold’s shares are also included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball	Mailing Address
Senior Vice-President	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

Table 1.	El Gallo Silver Project: Core Holes Assays	September 27, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-198	0.9	43.1	2.6	29.6	13.2	0.8	170°	-50°	211960	2843223

GAX-204	2.9	31.8	63.3	100.2	9.7	19.3	170°	-85°	212317	2843173

Including	11.8	6.2	70.0	406.0	1.9	21.4

GAX-205	NSR	NSR	NSR	NSR	NSR	NSR	350°	50-°	212426	2843291

GAX-206	1.0	87.9	151.2	35.1	26.8	46.1	350°	-70°	212401	2843203

GAX-207	2.1	16.7	103.0	72.7	5.1	31.4	170°	-70°	212377	2843201

And	1.5	75.1	226.7	52.2	22.9	69.1

GAX-208	10.3	4.4	110.1	352.2	1.4	33.6	350°	-45°	212307	284233

And	2.7	13.1	179.5	91.5	4.0	54.7

And	1.0	39.0	264.8	32.8	11.9	80.7

And	5.9	4.3	401.2	203.0	1.3	122.3

And	1.8	42.8	430.4	61.4	13.1	131.2

Including	3.2	13.5	445.7	108.2	4.1	135.9

GAX-209	NSR	NSR	NSR	NSR	NSR	NSR	0°	-90°	212346	2843160

GAX-210	0.9	37.2	16.6	31.9	11.4	5.1	350°	-65°	212099	2843169

And	2.4	48.9	127.3	81.2	14.9	38.8

Including	5.0	17.6	127.3	171.7	5.4	38.8

And	2.2	124.3	212.4	77.1	37.9	64.8

Including	7.0	9.8	212.4	239.6	3.0	64.8

Including	4.4	24.8	312.0	152.1	7.6	95.1

GAX-211	1.6	17.6	261.0	55.6	5.4	79.6	250°	-60°	212261	284386

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-212	3.6	28.3	77.3	122.8	8.6	23.6	350°	-80°	212164	2843353

Including	15.4	3.3	83.3	529.0	1.0	25.4

GAX-213	NSR	NSR	NSR	NSR	NSR	NSR	170°	-50°	211873	2843158

GAX-214	2.0	13.8	198.2	67.3	4.2	60.4	350°	-65°	211828	2843137

GAX-215	1.5	22.6	0.0	51.5	6.9	0.0	0°	-90°	211888	2843294

GAX-216	2.7	39.0	117.9	92.0	11.9	36.0	350°	-75°	212120	2843350

Including	13.5	6.1	149.3	462.9	1.9	45.5

GAX-217	1.0	42.5	10.0	33.3	13.0	3.1	270°	-60°	211691	2842993

GAX-218	4.6	12.3	76.6	158.2	3.8	23.4	90°	-0°	212137	2843350

GAX-221	2.3	85.3	9.2	79.3	26.0	2.8	170°	-65°	212209	2843181

Including	25.9	5.6	9.2	888.5	1.7	2.8

GAX-222	2.3	80.9	249.3	79.3	24.7	76.0	170°	-60°	212254	2843374

Including	5.8	7.2	303.0	199.6	2.2	92.4

Including	29.5	1.0	329.2	1,010.0	0.3	100.4

GAX-223	3.4	165.5	80.1	116.5	50.5	24.4	350°	-45°	212102	2843285

Including	9.8	36.7	114.8	336.0	11.2	35.0

US★GOLD

Figure 1

El Gallo - Plan View (Aerial) Map of Drill Hole Locations

Sept 27, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Resource Outline July 2010
New Mineralization Since Resource
New Core Holes Sept 2010
Priority Drill Target
Topography Lines
North Zone
Main Zone
Southwest Zone
GAX-211
GAX-222
GAX-223
GAX-218
GAX-216
GAX-212
GAX-215
GAX-205
GAX-198
GAX-208
GAX-207
GAX-206
GAX-213
GAX-210
GAX-221
GAX-204
GAX-214
GAX-209
GAX-217
0
100
200
Meters
0
300
600
Feet
N

Figure 2

El Gallo - Location of Cross Section

September 27, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineral Footprint
North Zone
Main Zone
Cross Section Location Figure 3
Cross Section Location Figure 4
Southwest Zone
0 100 200
Meters
0 300 600
Feet
N

US★GOLD

Figure 3

El Gallo Cross Section – Looking East (Section Number: NWSE South 16)

Sept 27, 2010

NW
Surface
SE
North Zone
Main Zone
Area to be Drilled in Order to Connect Zones
0.9 opt Ag / 37.2 ft
(31.0 gpt / 11.4 m)
2.4 opt Ag / 48.9 ft
(81.2 gpt / 14.9 m)
2.2 opt Ag / 124.3 ft
(77.1 gpt / 37.9 m)
Potential to Expand Mineralization
300 Elev
200 Elev
GAX-077
GAX-119
GAX-019
GAX-065
GAX-069
GAX-086
GAX-210
165 ft
50 m
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept September 27, 2010
GAX-210 = Drill Hole ID

US★GOLD

Figure 4

El Gallo Cross Section – Looking East (Section Number: NWSE South 17)

Sept 27, 2010

3.4 opt Ag / 165.5 ft
(116.5 gpt / 50.5 m)
NW
Surface
SE
North Zone
Main Zone
300
Elev
200
Elev
Area to be
Drilled in Order
to Connect Zones
GAX-005
GAX-009
GAX-222
GAX-087
GAX-102
GAX-148
GAX-195
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
September 27, 2010
GAX-222 = Drill Hole ID
165 ft
50 m